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                                                                   EXHIBIT 10.11

                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement ("Agreement") is entered into by and among CITIZENS, INC., a Colorado corporation ("Citizens"), JANSEN ENTERPRISES, INC., a Texas corporation ("Jansen"), JOE T. BAILEY, an individual residing in Texas ("Bailey"), and D. STEVEN HANSEN, an individual residing in Texas ("Hansen").

                                  WITNESSETH:

         WHEREAS, Jansen owns all of the issued and outstanding capital stock of National Security Life and Accident Insurance Company, a Texas-domiciled stock life insurance company ("NSL"); and

         WHEREAS, Citizens desires to purchase, and Jansen desires to sell, 405,000 shares of common stock, $1.30 par value, of NSL (the "Shares"), which constitutes all of the issued and outstanding shares of capital stock of NSL;

         NOW, THEREFORE, it is agreed among the parties as follows:

                                   ARTICLE I
                               Purchase and Sale

         Subject to the terms and conditions set forth in this Agreement, Jansen agrees to sell. and Citizens agrees to purchase, all of the issued and outstanding shares of capital stock of NSL as follows:

         1.1 The transactions contemplated by this Agreement shall be completed at a closing ("Closing") on a closing date ("Closing Date") to occur as soon as possible after all regulatory approvals are obtained in accordance with law and as required by this Agreement.

         1.2 Citizens will pay to Jansen at the Closing $1,700,000 (the "Purchase Price") by delivery of (i) cash in the amount of $1,000,000 payable by wire transfer or delivery of other immediately available funds. and (ii) $700,000 in restricted shares of Citizens Class A Common Stock, free and clear of all security interests, liens, charges. encumbrances, or rights of any third parties of any kind or nature, the number of shares representing same to be determined based upon the average consolidated market closing price of Citizens shares-on the American Stock Exchange for the ninety (90) calendar days preceding the Closing of this Agreement.

         1.3 At Closing, (i) Jansen will deliver to Citizens the various certificates, instruments. and documents referred to in Section 6.6, (ii) Citizens will deliver to Jansen the various certificates, instruments, and documents referred to in Section 6.7, (iii) Jansen will deliver to Citizens stock certificates representing 405,000 shares of NSL common stock, $1.30 par value. endorsed in blank or accompanied by duly executed assignment documents free and clear of all security interests, liens, charges, encumbrances. restrictions or rights of any third parties of any kind or nature, and (iv) Citizens will deliver to Jansen the consideration specified in Section 1.2.

                                   ARTICLE II
             Representations, Warranties and Covenants of Citizens

         No representations or warranties are made by any director, officer, employee or shareholder of Citizens as individuals. Citizens hereby represents, warrants and covenants to Jansen, subject to the disclosures made in the Citizens Disclosure Statement attached hereto, as follows:

         2.1 Citizens is a corporation duly organized, validly existing and in goo. standing under the laws of the State of Colorado, having the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Bylaws of Citizens, copies of which have been delivered to Jansen, are complete and accurate, and the minute books of Citizens contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of Citizens.





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         2.2     The aggregate number of shares which Citizens is authorized to issue is 50,000,000 shares of Class A common stock, no par value, and 1,000,000 shares of Class B common stock, no par value: of which 22,')48,976 shares of such Class A common stock are issued and 20,270,429 are outstanding, fully paid and nonassessable as of June 30, 1997, and 621,049 shares of Class B common stock are issued and outstanding, fully paid and nonassessable. There are 1,822.332 shares of Class A common stock of Citizens owned and held by its subsidiary, Citizens Insurance Company of America. Citizens has no outstanding options, warrants, or other rights to purchase. or subscribe to, or securities convertible into or exchangeable for any shares of capital stock, except for options exercisable with respect to a maximum of 15,555 shares of Class A
Common Stock as a result of the share exchange effected June 19, 1997 with American Investment Network, Inc. ("AIN Exchange"). The two (2) classes of stock of Citizens are equal in all respects, except (a) the Class B common stock elects a simple majority of the Board of Directors of Citizens, and the Class A common stock elects the remaining directors; and (b) each Class A share receives twice the cash dividends paid on a per share basis to the Class B common stock.

         2.3 Citizens has complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement. None of Citizens and its subsidiaries have any liability or obligation to pay any fee or commission to any broker, agent or finder other than Merger and Acquisition Profiles, Inc. with respect to the transactions contemplated hereby.

         2.4 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by Citizens will conflict with or result in a breach or violation of its Articles of Incorporation or Bylaws.

         2.5 The execution. delivery and performance of this Agreement has been duly authorized and approved by the Board of Directors of Citizens.

         2.6 Citizens has delivered to Jansen consolidated financial statements of Citizens and its subsidiaries, dated December 31, 1996 and March 31, 1997. All such statements, herein sometimes called "Citizens Financial Statements," are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of Citizens and its subsidiaries for the periods included. The December 31, 1996 and March 31, 1997 Citizens consolidated financial statements have been prepared in accordance with generally accepted accounting principles.

         2.7 Since the dates of the Citizens Financial Statements there have not been any material adverse changes in the business or condition, financial or otherwise, of Citizens and its subsidiaries. Citizens and its subsidiaries do not have any material liabilities or obligations, secured or unsecured (whether accrued, absolute, contingent or otherwise) except as disclosed in the Citizens Financial Statements.

         2.8 Citizens has delivered, or will deliver within two weeks of the date of this Agreement, to Jansen a list and description of all pending legal proceedings involving Citizens, none of which will materially adversely affect it, and, except for these proceedings, there are no legal proceedings or regulatory proceedings involving material claims pending, or to the knowledge of the officers of Citizens, threatened against Citizens or affecting any of its assets or properties. Citizens is not in any material breach or violation of or default under any contract or instrument to which Citizens is a party, and no event has occurred which with the lapse of time or action by a third party could result in a material breach or violation of or default by Citizens under any contract or other instrument to which Citizens is a party or by which it or any of its properties may be bound or affected, or under its Articles of Incorporation or Bylaws, nor is there any pending court or regulatory order applicable to Citizens.

         2.9 Citizens shall not enter into or consummate any transactions prior to the Closing other than (i) in the ordinary course of business and (ii) business acquisitions, combinations and exchanges. Citizens will not pay any dividend or. except in the ordinary course of business, enter into an agreement or transaction which would adversely affect its financial condition.

         2.10 Citizens is not a party to any contract performable in the future except agreements with subsidiaries, and those contracts which will not adversely affect it.





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         2.11    Citizens has delivered, or will deliver within two weeks of the date of this Agreement. to Jansen true and correct copies of Citizens' Annual Report to Shareholders for the years ended December 31, 1996 and 1995. Citizens will also deliver to Jansen on or before the Closing Date any reports relating to the financial and business condition of Citizens which are filed with the SEC after the date of this Agreement and any other reports sent generally to its shareholders after the date of this Agreement. Citizens has duly filed all reports required to be filed by it under the Securities Act of 193'), as amended, and the Securities Exchange Act of 1934, as amended, (the "Federal Securities Laws"). No such reports, or any reports sent to the shareholders of Citizens generally as of their respective dates, contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements in such report, in light of the circumstances under which they were made, not misleading.

         2.12 Citizens has delivered, or will deliver within two weeks of the date of this Agreement, to Jansen a copy of each of the consolidated federal income tax returns of Citizens and its subsidiaries for the year ended December 31, 1995 and for any additional open years. The provisions for taxes paid by Citizens are believed by Citizens to be sufficient for payment of all accrued and unpaid federal, state, county and local taxes of Citizens (including any penalties or interest payable) whether or not disputed for the periods then ended and for all prior fiscal periods. All returns and reports or other information required or requested by federal, state, county, and local tax authorities have been filed or supplied in a timely fashion, and all such information is true and correct in all material respects. Provision has been made for the payment of all taxes due to date by Citizens.

         2.13 Citizens has no employee benefit plans, except for a noncontributory, qualified profit-sharing plan and a group accident and health insurance plan.

         2.14 No representation or warranty by Citizens in this Agreement, the Citizens Disclosure Statement or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

         2.15 Citizens (i) understands that the Shares of NSL have not been, and will not be, registered under any federal or state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (ii) is acquiring the Shares solely for its own account for investment purposes, and not with a view to public distribution thereof, (iii) is a sophisticated investor with knowledge and experience in business and financial matters, (iv) has received certain information concerning Shares and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Shares, (v) is able to bear the economic risk and lack of liquidity inherent in holding the Shares, and (vi) is an "accredited investor" as that term is defined for purposes of Regulation D promulgated under the Securities Act of 1933, as amended.

                                  ARTICLE III
              Representations, Warranties and Covenants of Jansen

         Jansen, Bailey and Hansen, jointly and severally, hereby represent, warrant and covenant to Citizens, subject to the disclosures made in the Jansen Disclosure Statement attached hereto, as follows:

         3.1 Jansen and NSL are. respectively, a corporation and a life and accident and health insurance company duly organized, validly existing and in good standing, under the laws of the State of Texas, each having the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Bylaws of Jansen and NSL, copies of which have been delivered to Citizens, are complete and accurate, and the minute books of Jansen and NSL contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of Jansen and NSL.

         3.2 All of the issued and outstanding shares of Jansen are owned by Bailey and Hansen. Jansen has no outstanding options, warrants or other rights to purchase or subscribe to, or securities convertible into or exchangeable for any shares of capital stock. The aggregate number of shares which NSL is authorized to issue is 810,000 shares of common stock, $1.30 par value, of which 405,000 are issued and outstanding, fully paid,





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nonassessable.  All issued and outstanding shares of NSL are owned of record and held by Jansen and are not subject to any security interests, liens, charges, encumbrances, restrictions or rights of any third parties of any kind or nature. NSL has no outstanding options, warrants or other rights to purchase or subscribe to, or securities convertible into or exchangeable for any shares of capital stock. NSL has no subsidiaries.

         3.3 Jansen has complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement. None of Jansen and its subsidiaries have any liability or obligation to pay any fee or commission to any broker, agent or finder with respect to the transactions contemplated hereby.

         3.4 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by Jansen will conflict with or result in a breach or violation of any Articles of Incorporation or Bylaws of Jansen or its subsidiaries.

         3.5 The execution of this Agreement has been duly authorized and approved by Jansen's Board of Directors and shareholders.

         3.6 Jansen has delivered to Citizens the annual and quarterly convention statements of NSL as of December 31, 1996 and the three months ended March 31, 1997, as filed with the Texas Department of Insurance. All such statements, herein sometimes called "NSL convention statements," are complete and correct in all material respects and, together with the notes to these financial statements. present fairly the financial position and results of operations NSL for the periods indicated. The December 1, 1996 and March 1, 1997 NSL convention statements have been prepared in accordance with statutory accounting practices. All amounts owed (including agent balances) to NSL by any "affiliate" (as defined under Federal Securities Laws and shall include Jansen, Insurance Facility Management, Inc., Texas Co-op Plans, Inc. and Lifestyles Insurance Agency) are entirely recoverable in the ordinary course of business and are not subject to offset or reduction.

         3.7 Since the dates of the NSL convention statements there have not been any material adverse changes in the business or condition, financial or otherwise, of NSL. NSL has no material liabilities or obligations, secured or unsecured (whether accrued. absolute. contingent or otherwise), except for contractual liability pursuant to policies of insurance issued or assumed by NSL, and except as disclosed in the NSL convention statements.

         3.8 Jansen, Bailey and Hansen have delivered to Citizens a list and description of all pending legal proceedings involving NSL, and, except for these proceedings, there are no legal proceedings or regulatory proceedings involving, or to the knowledge of the officers of Jansen, threatened against NSL or affecting any of its assets or properties. The aggregate adverse consequences to NSL of all pending legal proceedings shall not exceed $100,000. As used in this Agreement, the term "adverse consequences" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments. orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement. liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses. NSL is not in any material breach or violation of or default under any contract or instrument to which NSL is a party, and no event has occurred which with the lapse of time or action by a third party could result in a material breach or violation of or default by NSL under any contract or other instrument to which NSL is a party or by which it or any of its properties may be bound or affected, or under its Articles of Incorporation or Bylaws, nor is there any pending court or regulatory order applicable to NSL.

         3.9 Except for the Permitted Transactions, NSL shall not enter into or consummate any transactions prior to the Closing other than in the ordinary course of business and will pay no dividend, or increase the compensation of officers or employees and will not enter into any agreement or transaction which would adversely affect its financial condition in a material manner. As used herein, "Permitted Transactions" shall mean the transfer from NSL to Jansen, and the marketing by Jansen and its affiliates, of the Columbia-HCA PPO contract to third parties.

         3.10 The assets of NSL had admissible values at least equal to those attributed to them on its December 31, 1996 and March 31, 1997 convention statements.





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         3.11    NSL is not a party to any sales, agency, lease, rental,
license, royalty, union or other material contracts or agreement, written or otherwise, other than insurance policies issued or assumed by NSL and those contracts or agreements disclosed in the NSL Disclosure Statement.

         3.12 All policy and claim reserves of NSL have been properly provided for and are adequate to comply with all regulatory requirements regarding same.

         3.13 Jansen (i) understands that the Citizens Class A Common Stock has not been, and will not be, registered under any federal or state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (ii) is acquiring the Citizens Class A Common Stock solely for its own account for investment purposes, and not with a view to public distribution thereof, (iii) is a sophisticated investor with knowledge and experience in business and financial matters, (iv) has received certain information concerning Citizens and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the restricted Citizens Class A Common Stock, (v) is able to bear the economic risk and lack of liquidity inherent in holding the Citizens Class A Common Stock, and (vi) is an "accredited investor" as that term is defined for purposes of Regulation D promulgated under the Securities Act of 1933, as amended.

         3.14 Jansen will deliver to Citizens on or before the Closing Date any reports relating to the financial and business condition of NSL which are filed with any governmental authority after the date of this Agreement. No such reports will contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements in such report, in light of the circumstances under which they were made, not misleading. With respect to any convention statements of NSL filed subsequent to the latest NSL convention statement referenced in Section 3.6, the representations and warranties contained in Sections 3.6, 3.7 and 3.10 shall apply thereto at, and subject to, Closing.

         3.15 Jansen has delivered to Citizens a copy of each of the federal income tax returns of NSL for the years ended December 31, 1996, 1995 and 1994 and for any additional open years. All accrued and unpaid federal, state, county and local taxes of NSL (including any penalties or interest payable) whether or not disputed for the periods then ended and for all prior fiscal periods shall not exceed by more than $100,000 the sum of (i) the provision for taxes reflected in the NSL March 31, 1997 convention statement and (ii) any tax refunds hereafter received by NSL for the years ended December 31, 1996, 1995 and 1994 and for any additional open years. All returns and reports or other information required or requested by federal, state, county, and local tax authorities have been filed or supplied in a timely fashion, and all such information is true and correct in all material respects.

         3.16    NSL has no employee benefit plans.

         3.17 Since December 31, 1996, NSL has continued actively in the conduct of its business, meeting and performing all of its obligations in the regular course of business, and (i) there has been no material adverse change in the assets or liabilities or in the condition, business, financial or otherwise, of NSL since said date; (ii) except for the Permitted Transactions, NSL has not transferred, conveyed, or acquired any material assets or property or entered into any transaction which by reason of its size or otherwise is not in the ordinary course of its business; (iii) NSL has not paid to any employee any bonus or special compensation except in the ordinary course of business;
(iv) NSL has not declared or paid any dividend or authorized or made any other distribution of any kind to its shareholders, or issued or sold, or issued rights or options to purchase or subscribe to, or subdivided or otherwise changed, or agreed to repurchase or redeem. any shares of its capital stock (however, NSL has amended its Articles of Incorporation to increase par value from $1.00 to $1.30); and (v) NSL has not made or agreed to make any changes in the designations, preferences or restrictions with respect to its capital stock as regards dividends, redemption, voting powers or restriction or qualifications of voting powers as presently exist in its Articles of Incorporation.

         3.18 NSL is not in default in the payment of any of its obligations. Other than those normal liabilities incurred by NSL since December 31, 1996 in the ordinary course of its routine business affairs, there are no material liabilities, whether such liabilities are contingent, absolute. direct, or indirect, matured, unmatured or otherwise, and including, but not limited to, liabilities for federal, state or local taxes, penalties and assessments. which do not appear on the aforesaid financial statements of NSL as of December 31, 1996 and March 31, 1997.





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         3.19    NSL has no outstanding corporate bonds, debentures, trust or premium certificates or other income, surplus, debt or capital obligations of a similar nature.

         3.20 NSL has now, and at Closing will have, good and indefeasible title to all of its properties and assets, including the property and assets set forth in the balance sheet of NSL as of December 31, 1996, and in each case other than deposits held in joint custody with insurance regulatory authorities such assets and properties are free and clear of all mortgages, pledges, liens, leases, restrictions, security interests, encumbrances or charges whatsoever, and of every kind and nature.

         3.21 Article VIII of the Articles of Incorporation of NSL prohibits preemptive rights of stockholders to subscribe to additional shares of NSL capital stock, and Article VII of the Articles of Incorporation prohibits cumulative voting for members of NSL's Board of Directors. The capital stock shares of NSL are equal and the same in all rights and respects.

         3.22 NSL has not issued and does not have in force any insurance or annuity contracts which provide for participation or sharing in the profits, earnings, accumulations or expense savings of NSL except as disclosed in the NSL Disclosure Statement.

         3.23 No representation or warranty by Jansen, Bailey or Hansen in this Agreement, the Jansen Disclosure Statement or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

                                   ARTICLE IV
                 Obligations of the Parties Pending the Closing

         4.1 At all times prior to the Closing, during regular business hours each party will permit the other to examine its books and records and the books and records of any subsidiaries and will furnish copies thereof on request. It is recognized that, during the performance of this Agreement, each party may provide the other parties with information which is confidential or proprietary information. During the term of this Agreement, and for four years following the termination of this Agreement. the recipient of such information shall protect such information from disclosure to persons, other than members of its own or affiliated organizations and its professional advisers, in the same manner as it protects its own confidential or proprietary information from unauthorized disclosure, and not use such information to the competitive detriment of the disclosing party. In addition, if this Agreement is terminated for any reason, each party shall promptly return or cause to be returned all documents or other written records of such confidential or proprietary information, together with all copies of such writings and, in addition, shall either furnish or cause to be furnished, or shall destroy, or shall maintain with such standard of care as is exercised with respect to its own confidential or proprietary information, all copies of all documents or other written records developed or prepared by such party on the basis of such confidential or proprietary information. No information shall be considered confidential or proprietary if it is (a) information already in the possession of the party to whom disclosure is made; (b) information acquired by the party to whom the disclosure is made from other sources; or (c) information in the public domain or generally available to interested persons or which at a later date passes into the public domain or becomes available to the party to whom disclosure is made without any wrongdoing by the party to whom the disclosure is made.

         4.2 Jansen and Citizens shall promptly provide each other with information as to any significant developments in the performance of this Agreement, and shall promptly notify the other if it discovers that any of its representations, warranties and covenants contained in this Agreement or in any document delivered in connection with this Agreement was not true and correct in all material respects or became untrue or incorrect in any material respect.

         4.3 All parties to this Agreement shall take all such action as may be reasonably necessary and appropriate and shall use their best efforts in order to consummate the transactions contemplated hereby as promptly as practicable.





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         4.4     JANSEN, BAILEY AND HANSEN AGREE THAT NSL WILL NOT, BETWEEN THE
DATE HEREOF AND CLOSING:

         (a) issue or sell, or agree to issue or sell, any stocks, bonds or other corporate securities, or declare or pay any dividends on capital stock, or make any other payments or distributions to its stockholders;

         (b) incur any obligation or liability, absolute, contingent, direct or indirect, other than current liabilities incurred in the ordinary and usual course of its business;

         (c) incur any indebtedness for money borrowed; make any loans or advances to any individual, firm or corporation other than commission advances to sales agents and others in the normal course of business, or assume, guarantee, endorse or otherwise become responsible for the obligations of any other individual, firm or corporation;

         (d) discharge or satisfy any lien or encumbrance or pay any obligation or liability other than current liabilities shown on the NSL convention statement as of March 31, 1997, or those incurred thereafter;

         (e) mortgage, pledge, or subject to lien or security interest, charge or otherwise encumber any of its assets or properties;

         (f) sell or transfer any of its properties or assets, or cancel, release or assign any indebtedness owed to it or any claims held by it, except in the ordinary and usual course of business and for a consideration equal to the fair value thereof,

         (g) except in the ordinary course of business, pay any bonuses or special remuneration to any officer or employee, increase the salaries or other remuneration of any officer or employee, enter into any contract of employment, management or consultation, or enter into any contract or adopt or amend any plan providing for such bonuses or for stock options or warrants, pensions, retirement benefits, profit sharing or the like;

         (h)     waive any right of any substantial value;

         (i)     sell or transfer any of its real properties;

         (j)     make any investment of a capital nature;

         (k) enter into any long-term contracts or commitments, except in the ordinary course of business;

         (l) use any of its assets or properties except for proper corporate purposes;

         (m) except for the Permitted Transactions, modify, amend, cancel or terminate any existing agreement except in the ordinary and usual course of its business;

         (n) issue, sell, or contract to sell any equity or debt securities;

         (o) except for the Permitted Transactions, enter into any transaction or agreement other than in the usual and ordinary course of its business;

         (p) have any proceedings pending or threatened against it, either administrative or judicial, which would in any manner affect its rights to continue such business;

         (q) have any outstanding contracts, agreements, options, warrants, calls or commitments relating to its authorized, unissued stock;

         (r) have any material liabilities, whether such liabilities are contingent, absolute, direct or indirect, matured, unmatured or otherwise, which do not appear on the NSL convention statement as of December 31, 1996,





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and except those later incurred in the normal course of its business, none of which have materially adversely affected it;

         (s) issue or grant any outstanding corporate bonds, debentures, trust or premium certificates or other income, surplus or capital obligations of a similar nature, except as specified herein; or

         (t) have any material adverse change in its financial condition from that reflected by the NSL convention statement as of December 31, 1996.

                                   ARTICLE V
                               Regulatory Filings

         Within 15 days after the execution of this Agreement, Citizens shall file with the Insurance Commissioner of Texas all of the regulatory approval documents required by Texas law in order to close this Agreement.


                                   ARTICLE VI
                              Conditions Precedent

         Each of the following are conditions precedent to the consummation of the Agreement by Citizens and Jansen to the extent failure of any such condition is not caused by any willful, reckless or negligent act or omission of such party or any "control person" (as defined for Federal Securities Laws) of the party seeking to rely thereon:

         6.1 This Agreement is in all things subject to the provisions of the applicable insurance laws and the regulations promulgated thereunder, and shall not become effective until all necessary approvals are obtained from the Commissioner of Insurance of the State of Texas and any other applicable governmental authority. Citizens agrees to file and to use its best efforts to obtain such approvals of the transactions contemplated by this Agreement. Neither Citizens nor Jansen shall be obligated to file a suit or to appeal from any Commissioner's adverse ruling, nor shall Citizens or Jansen be obligated to make any material changes in any lawful, good faith management policy in order to gain such approval. In the event approval is denied, this Agreement shall terminate.

         6.2 Citizens and Jansen shall have performed and complied with all of their respective obligations hereunder which are to be complied with or performed on or before the Closing Date pursuant to the terms of this Agreement.

         6.3 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine. forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation, or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

         6.4 All actions, proceedings, instruments and documents required to carry out this Agreement and the transactions contemplated hereby and the form and substance of all legal proceedings and related matters shall have been approved by counsel for Citizens and Jansen.

         6.5     The representations and warranties by Citizens, Jansen, Bailey
and Hansen in this Agreement   shall be true as though such representations and
warranties had been made or given on and as of the Closing, except to the extent that such representations and warranties may be untrue on and as of the Closing because of (1) changes caused by transactions suggested or approved in writing by the other party, or (2) events or changes (which shall not, in the aggregate. have materially and adversely affected the business, assets, or financial condition of NSL or Citizens) during or arising after the date of this Agreement.

         6.6     JANSEN SHALL HAVE FURNISHED CITIZENS WITH:

         (a) a certified copy of a resolution or resolutions duly adopted by the Board of Directors of Jansen approving this Agreement and the transactions contemplated by it in accordance with applicable law;

         (b) a certified copy of a resolution or resolutions duly adopted by the shareholders of Jansen approving this Agreement and the transactions contemplated by it in accordance with applicable law;

         (c) a certificate of Jansen, Bailey and Hansen dated the Closing Date to the effect that each of the conditions specified above in Sections 6.1 through 6.5 have been, to the extent applicable to Jansen or NSL, satisfied in all respects;

         (d) an agreement to the effect and in form and substance satisfactory to counsel for Citizens that (i) Jansen is familiar with SEC Regulation D and Rule 144 and acknowledges that the Citizens Class A common stock will be "restricted securities" within the meaning thereof and the stock certificates therefor will bear restrictive legends; (ii) Jansen is an "accredited investor" within the meaning of Regulation D; and (iii) none of the shares of Citizens Class A common stock will be transferred in violation of the Federal Securities Laws; and

         (e) at Closing, the directors and officers of NSL shall be individuals acceptable to Citizens.

         6.7     CITIZENS SHALL HAVE FURNISHED JANSEN WITH:

         (a) a certified copy of a resolution or resolutions duly adopted by the Board of Directors of Citizens, approving this Agreement and the transactions contemplated by it; and

         (b) a certificate of Citizens dated the Closing Date to the effect that each of the conditions specified above in Sections 6.1 through 6.5 have been, to the extent applicable to Citizens, satisfied in all respects.

                                  ARTICLE VII
                          Termination and Abandonment

         7.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time prior to the Effective Date:

         (a) By mutual consent of the Boards of Directors of Citizens and Jansen;

         (b)     By Citizens or Jansen for failure of a condition precedent in
Article VI if such failure was not caused by any willful. reckless or negligent act or omission of such party or any control person (as defined for Federal Securities Law) of such party seeking to rely thereon;

         (c) By Citizens or Jansen, if any suit, action or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit or otherwise affect the consummation of the transactions contemplated hereby;

         (d) By Citizens or Jansen, if there is discovered any material error, misstatement or omission in the representations and warranties of the other party; or

         (e) By Citizens or Jansen if the Closing does not occur within ninety (90) days from the date hereof.

         7.2 Any of the terms or conditions of this Agreement may be waived (if a corporation, by action of its Board of Directors) at any time by the party which is entitled to the benefit thereof. This Agreement may be amended upon approval of the Board of Directors of each party except that modification of the Purchase Price shall also require approval of the Jansen shareholders.

                                  ARTICLE VIII
         Noncompetition; Confidentiality; Indemnification; Consultation

         8.1 For a period of five years from and after the Closing Date and except for Permitted Services, Jansen. Bailey and Hansen will not engage directly or indirectly in any business competitive with the business conducted by NSL as of the Closing Date in the geographic area in which NSL conducts business. If the final judgment of a court of competent jurisdiction declares that any term or provision of this covenant not to compete is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and the covenant not to compete shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed. As used herein, "Permitted Services" shall mean (i) service to or on behalf of Citizens, (iii) direct or indirect service as a sales agent or broker for any insurance company, and (iv) such other services as shall be approved in writing by the Chairman of Citizens.

         8.2 Jansen, Bailey and Hansen will maintain the confidentiality of all information concerning NSL and its business which is confidential or proprietary, refrain from using any of such information except in connection with this Agreement, and deliver promptly, to Citizens or destroy, at the request and option of Citizens, all tangible embodiments (and all copies) of such information which are in his or its possession. In the event that any of Jansen, Bailey and Hansen is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any such information, Citizens will be promptly notified of the request or requirement so that Citizens may seek an appropriate protective order or waive compliance with the provisions of this Section. If any of Jansen, Bailey and Hansen is, on the advice of counsel, compelled to disclose any such information to any tribunal or else stand liable for contempt. he or it may disclose such information to the tribunal; provided, however, that the disclosing party shall use his or its best efforts to obtain, at the request of Citizens, an order or other assurance that confidential treatment will be accorded to such portion of the information required to be disclosed as Citizens shall designate.

         8.3 The representations and warranties in Sections 3.8 and 3.15 shall survive the Closing hereunder and continue in full force and effect for a period of five years thereafter. All other representations and warranties of the parties contained in this Agreement shall survive the Closing hereunder and continue in full force and effect for a period of three years thereafter.

         8.4 After the Closing, the parties shall indemnify each other as follows:

         (a) In the event any party ("Indemnifying Party") breaches (or in the event any third party alleges facts that, if true, would mean such party has breached) any of his or its representations, warranties or covenants contained herein, and another party ("Indemnified Party") makes a written claim for indemnification pursuant to this Section 8.4 within the applicable survival period specified in Section 8.3, then the Indemnifying Party agrees to indemnify the Indemnified Party from and against the adverse consequences the Indemnified Party may suffer through and after the date of the claim for indemnification (including any adverse consequences suffered after the end of any applicable survival period) resulting from, arising out of, or relating to such breach or alleged breach.

         (b) If any third party shall notify any party ("Indemnified Party") with respect to a matter ("Third Party Claim") which may give rise to a claim for indemnification against another party ("Indemnifying Party") under this Section 8.4, then the Indemnified Party shall promptly notify the Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

         (c) Each of Jansen, Bailey and Hansen hereby agrees that he or it will not make, and hereby waives effective as of Closing, any claim (whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) now existing or hereafter arising against NSL for indemnification with respect to (i) any judgments, damages, penalties, fines, costs, amounts paid in settlement, losses or expenses incurred in whole or in part because he or it was (A) a director, officer, employee, agent, shareholder of, or served in any other capacity with respect to. NSL, or (B) serving at the request or for the benefit of NSL as a partner, trustee, director, officer, employee, or agent of, or in any other capacity with respect to, another entity, plan or trust, or (ii) any action, suit, proceeding, complaint, claim, or demand brought by Citizens against such individual or entity (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to this Agreement, applicable law, or otherwise).

         8.5 After the Closing, Citizens shall use commercially reasonable efforts either to consult, or cause NSL to consult, with Bailey and Hansen regarding the handling and disposition of the pending legal matters referenced in Section 3.8 hereof.

                                   ARTICLE IX
                                 Miscellaneous

         9.1 This Agreement (including the schedules and exhibits referred to herein and which are hereby incorporated herein) constitutes the entire agreement between the parties and supersedes any prior understandings, agreements, or representations by or between the parties. written or oral, to the extent related to the subject matter hereof.

         9.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument,. but all such counterparts together shall constitute but one instrument.

         9.3 Each of the parties hereto will pay its own fees and expenses incurred in connection with the transactions contemplated by this Agreement, and NSL shall not bear any such fees or expenses.

         9.4 All parties to this Agreement agree that if it becomes necessary or desirable to execute- further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

         9.5 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, fees prepaid, addressed as follows:

To Citizens.                           and to Jansen, Bailey & Hansen:

Citizens, Inc.                         Jansen Enterprises, Inc.
P.O. Box 149151                        P.O. Box 91502
Austin, Texas 78714-9151               Arlington, Texas 76015-0002
Attn: Harold E. Riley, Chairman        Attn: D. Steven Hansen and Joe T. Bailey

Phone:   (512) 837-7100                Phone:   (817) 467-4911
Fax:     (512) 836-9334                Fax:     (817) 784-9936

with copies to:                        with copies to:

Heath, Davis & McCalla                 Sneed Vine & Perry PC
200 Perry Brooks Building              901 Congress Avenue
Austin, Texas 78701                    Austin, Texas 78701
Attn:    Will D. Davis, Esq.           Attn:     Jim Shawn

Phone:   (512) 478-5671                Phone:   (512) 476-6955
Fax:     (512) 476-1451                Fax:     (512) 476-1825

or such other addresses as shall be famished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

         9.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of Citizens and Jansen. However, either Citizens or Jansen may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures to itself or any of its affiliates, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

         9.7 The par-ties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "including" shall mean including without limitation. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         9.8 This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder.

         9.9 Each party acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each party agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter in addition to any other remedy to which they may be entitled, at law or in equity. All remedies identified in this Agreement are cumulative of any remedies available at law or in equity.

         9.10 This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws or any jurisdiction other than the State of Texas. Any term or provision of this Agreement that is invalid or unenforceable shall not affect the validity or enforceability of the remaining terms and provisions hereof.

         IN WITNESS WHEREOF, the parties have set their hands and seals this 13th day of August, 1997.

CITIZENS, INC.                          JANSEN ENTERPRISES, INC.

By: /s/ Mark A. Oliver                  By: /s/ D. Steven Hansen
   -------------------------------         ----------------------------------
    Mark A. Oliver President                D. Steven Hansen, President

                                        /s/ D. Steven Hansen
                                        -------------------------------------
                                        D. Steven Hansen

                                        /s/ Joe T. Bailey
                                        -------------------------------------
                                        Joe T. Bailey

                         CITIZENS DISCLOSURE STATEMENT

         Pursuant to the provisions of Article II of the Stock Purchase Agreement between and among Citizens, Jansen, Bailey and Hansen, Citizens hereby makes the following disclosures respecting the similarly numbered sections in the Stock Purchase Agreement:

         2.7 Citizens has the liabilities disclosed in the Citizens Financial Statements and those incurred thereafter in the ordinary course of business.

         2.10 (a) Computer Maintenance Agreement between Computing Technology, Inc. and Wang Laboratories, effective 7/l/91 and amended 8/26/91.

                 (b) Marketing Consultant Agreement dated April 1, 1997 with Worldwide Professional Associates, Inc.

                          JANSEN DISCLOSURE STATEMENT

         Pursuant to the provisions of Article III of the Stock Purchase Agreement between and among Citizens, Jansen, Bailey and Hansen, Jansen hereby makes the following disclosures respecting the similarly numbered sections in the Stock Purchase Agreement:

         3.7 NSL has liabilities disclosed in NSL's convention statements and those incurred thereafter in the ordinary course of business.

         3.8 National Security Life and Accident, Successor in interest in National Life Insurance Company of Texas -vs- Commissioner of Internal Revenue.

                 Allen D. Pierce -vs- National Security Life and Accident Insurance Company, Cause No. 96-08782-C, 68th Judicial District Court.

         3.11 NSL has a contractual obligation to an affiliated party on the home office lease, which term ends December 31, 1997.

                 NSL has a claims payment contract with an affiliate, Insurance Facility Management, Inc. This agreement is capable of being terminated by giving proper notice.

                 NSL is under a management agreement with an affiliate, Jansen Enterprises, Inc. This agreement is capable of being terminated by giving proper notice.

                 NSL has vested commission agency contracts with affiliated agencies and individuals. The agreements are with Texas Co-op Plans, Inc., Lifestyles Agency, Joe T. Bailey, and D. Steven Hansen.

         3.15 Jansen has delivered all requested income tax returns except 1996. The 1996 Federal Income Tax Return is being prepared.

         3.16 NSL has a group insurance policy through United Health Care, Group Number 90050. Jansen's 401K Program has employees of NSL as participants.

         3.17 The Board of Director's of NSL have declared a dividend to Jansen. This declared dividend will not be paid during the period of this agreement.





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